================================================================================

--------------------------------------------------------------------------------
                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    Form 8-K
                                 Current Report
                                 --------------

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                November 17, 2005

                Date of Report (Date of earliest event reported)

                       FNB FINANCIAL SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)

                       Commission file number : 000-13086
                       ----------------------------------

     North Carolina                                      56-1382275
(State of incorporation)                    (I.R.S. Employer Identification No.)

  1501 Highwoods Boulevard, Suite 400
      Greensboro, North Carolina                                        27410
(Address of principal executive offices)                              (Zip Code)


                                 (336) 369-0900
              (Registrant's telephone number, including area code)
                           This Form 8-K has 3 pages.

================================================================================

ITEM 8.01: Other Events

      The Board of Directors of FNB Financial Services Corporation (Nasdaq/"NMS"
FNBF)("FNB") has approved a regular cash dividend of $0.12 per share for the fourth quarter 2005. The dividend is payable on December 30, 2005 to shareholders of record on December 16, 2005.

FNB Financial Services Corporation is a financial holding company with one subsidiary, FNB Southeast; a North Carolina chartered commercial bank. FNB Southeast currently operates 17 banking offices located in North Carolina and Virginia, along with additional mortgage origination offices through its mortgage subsidiary, FNB Southeast Mortgage Corporation. A separate investment subsidiary of the bank operates as FNB Southeast Investment Services, Inc.

ITEM 9.01(c):   Exhibit

         Exhibit 99.1 Quarterly Dividend Release issued November 23, 2005

================================================================================

                                S I G N A T U R E

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              FNB FINANCIAL SERVICES CORPORATION
                                                        (Registrant)
                                                    By: /s/ MICHAEL W.SHELTON
                                                           Michael W. Shelton
                                                       Senior Vice President and
                                                        Chief Financial Officer
Date: November 23, 2005